Exhibit 99.1 A Acr criv ivon on T T h h e e r r a a p p e e u u t t ii c c s s ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3): DRUG-TAILORED PATIENT SELECTION FOR CLINIC AL SUCCESS INVESTOR EVENT MAY 01, 2023

F O R W A R D - L O O K I N G S T A T E M E N T S Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law. 2 A C R I V O N T H E R A P E U T I C S

O U T L I N E • Company overview • Acrivon Predictive Precision Proteomics (AP3) platform update • Preclinical pipeline update • Clinical trial enrollment progress • Corporate updates • Q & A 3 A C R I V O N T H E R A P E U T I C S

ACRIVON THERAPEUTICS: DRUG-TAILORED PATIENT SELECTION

AIMING TO OVERCOME THE KEY ATTRITION FACTOR PREVENTING CLINICALLY ACTIVE DRUGS FROM REACHING MARKET

AP3 Platform

- Acrivon's proprietary proteomics-based predictive precision medicine platform
- Applied where NGS/genetics is insufficient and for our internal pipeline



DNA
RNA
Protein
Dysregulated Protein
Drug
Dysregulated Pathways
CANCER

OncoSignature®

- Our proprietary predictive drug-tailored biopsy test
- Extensively evaluated in prospective preclinical studies, including prediction on blinded pretreatment tumor biopsies from past trials resulting in ORR 47% and 58%



ACR-368 (Prexasertib)

- Clinically active (15-20% ORR) Phase 2 DNA Damage Response (DDR) inhibitor licensed from Eli Lilly & Co.
- Now being developed with OncoSignature patient selection for increased ORR with registrational intent



Predicted Non-Responders
Predicted Responders
Tumor fractional change
0.9
0.6
0.3
0.0
(0.3)
(0.9)
ORR = 0%
ORR = 47%
PD SD PD PD PD SD SD SD
PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR

Pipeline

- Two co-crystallography- and AP3-driven preclinical programs targeting WEE1 and PKMYT1, proximal and redundant DDR nodes
- Single digit nM inhibitors, wholly-owned, opportunity for AP3 patient selection and pipeline combinations



4 ACRIVON THERAPEUTICS

ACRIVON PIPELINE



Preclinical
Phase I
Phase 2
Phase 3
Anticipated Next Milestone
Single-Arm Trials Based on OncoSignature Prediction
ACR-368 (CHK1/CHK2)
Platinum-Resistant Ovarian Cancer
ACR-368 Monotherapy
LDG Combination
Endometrial Cancer
ACR-368 Monotherapy
LDG Combination
Bladder Cancer
ACR-368 Monotherapy
LDG Combination
Initial Clinical Readouts in Second Half 2023
Staggered Development Under Same Master Protocol Trial Design
HPV⁺ SCC (anal, H&N and cervical cancer)
ACR-368 Monotherapy
LDG Combination
Option to Initiate in 2023
WEE1 Inhibitor
IND-enabling studies in 2023
PKMYT1 Inhibitor
IND-enabling studies in 2023

Notes

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

5
ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS



PROPRIETARY 3-STEP WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP3 DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE
OncoSignature®
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
No benefit
Benefit
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY



Drug OncoSignature®
Predicted Non-responder
Predicted Responder
CLASS 1 BM
CLASS 2 BM
CLASS 3 BM
Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

6

ACRIVON THERAPEUTICS

AP3 IS APPLICABLE ACROSS DRUG DEVELOPMENT STAGES



Target ID
Hit ID
Lead Opt
IND Enabling
Early Clinical
Late Clinical
Approval & Commercialization
ID druggable driver target
AP3 drug profiling: Unbiased drug target engagement & PD biomarkers
AP3 is also applicable in preclinical phase
Resistance Mechanisms
Rational Combinations
Indication Finding: OncoSignature® patient sample screening
OncoSignature® patient responder identification

7 ACRIVON THERAPEUTICS

AP3 REVEALS SINGLE AGENT SENSITIVITY CONTEXT AND RATIONAL DRUG COMBINATIONS INDEPENDENT OF GENETIC INFORMATION

Cell Reports

Article

Phosphoproteomics of primary AML patient samples reveals rationale for AKT combination therapy and p53 context to overcome selinexor resistance

Graphical abstract


Samples
Data
Analysis
Biology
AML
Ex vivo samples
AML
Cell lines
Selinexor
dose-response
Phosphoproteomics
Curated gene-sets
Kinase-substrate
network
Differential
phosphorylation
Gene set enrichment
Kinase-substrate
enrichment
Functional
phosphosite scoring
Rational
combination therapy
Selinexor+MK-2206
Akt
pFoxo3
Overcoming
selinexor resistance

Authors

Kristina B. Emdal, Nicolàs Palacio-Escat, Caroline Wigerup, ..., Kristina Masson, Peter Blume-Jensen, Jesper V. Olsen

Correspondence

pub.saez@uni-heidelberg.de (J.S.-R.),
kmasson@acrivon.com (K.M.),
pblumejensen@acrivon.com (P.B.-J.),
jesper.olsen@cpr.ku.dk (J.V.O.)

In brief

Emdal et al. combine phosphoproteomics of samples from patients with AML and functional phosphosite scoring to uncover clinically actionable molecular context for selinexor efficacy. Sensitivity to selinexor correlates with functional p53 and is enhanced with nutlin-3a, while resistance is associated with dysregulated AKT-FOXO3 signaling and overcome by combining with MK-2206.

Using spatial phosphoproteomics (*Nat. Commun.*, 2021) Acrivon's AP3 platform can uncover single agent sensitivity and rational drug combinations for targets with complicated mechanism of action

Cell Reports, August 9, 2022

8

ACRIVON THERAPEUTICS

E X A M P L E : D R U G G A B L E C D C 7 I N H I B I T O R R E S I S T A N C E M E C H A N I S M ( 5 1 4 2 P - S I T E S S I G N I F I C A N T L Y R E G U L A T E D ) Enriched kinase motif p-value CDK1,2,4,6 kinase substrate motif 1.65E-08 Cdc2 kinase substrate motif 8.29E--09 CDK kinase substrate motif 9.99E-07 Calmodulin-dependent protein kinase II alpha substr. 7.71E-05 Enriched kinase motif p-value Calmodulin-dependent protein kinase II alpha substr. 3.20E-29 14-3-3 domain binding motif 9.73E-26 PKC kinase substrate motif 2.11E-25 PKC epsilon kinase substrate motif 3.87E-23 PAK2 kinase substrate motif 5.40E-23 PKA kinase substrate motif 5.01E-19 Phosphorylase kinase substrate motif 2.07E-14 MAPKAPK1 kinase substrate motif 3.48E-10 Akt kinase substrate motif 1.25E-10 p70 Ribosomal S6 kinase substrate motif 1.57E-07 Calmodulin-dependent protein kinase IV substr. 2.27E-07 Aurora-A kinase substrate motif 3.95E-07 Chk1 kinase substrate motif 1.77E-06 Pim1 kinase substrate sequence 1.94E-06 Enriched kinase motif p-value GSK-3, ERK1, ERK2, CDK5 substrate motif 4.53E-07 WW domain binding motif 4.53E-07 Enriched kinase X motif p-value CDK1,2,4,6 kinase substrate motif 1.04E-50 Cdc2 kinase substrate motif 2.14E-50 CDK kinase substrate motif 1.98E-38 Enriched kinase motif p-value ERK1,2 kinase substrate motif 7.59E-08 Significant Kinase X response/cell cycle arrest after 24h in the non-responders Enriched kinase motif p-value Casein kinase I substrate motif 3.49E-12 indicate a CDC7i resistance mechanism that could be targeted with X-inhibitor Casein kinase II substrate motif 4.51E-11 combinations BARD BRCT domain binding motif 1.77E-10 phosphosite Z-score B-Adrenergic Receptor kinase substrate motif 2.23E-09 -3 3 9 A C R I V O N T H E R A P E U T I C S

AP3 UNCOVERS ACTIONABLE ACR-368 RESISTANCE MECHANISMS UNBIASED AND INDEPENDENT OF GENETIC INFORMATION



T-test significant Proteins, FDR<0.05
Unsupervised Hierarchical Clustering
Resistant
Parental
Upregulated in ACR-368 Resistant Cells
Downregulated in ACR-368 Resistant Cells
CCNB2
ABCC1
CDK6
CCND1
G1/S CELL CYCLE
CHEK2
ATM
CCNA2
ATR
TOPBP1
ATRIP
TOP1
DNA DAMAGE REPAIR

Data suggest that gemcitabine might be a rational combination to overcome DDR suppression

10 ACRIVON THERAPEUTICS

U L T R A - L O W D O S E G E M C I T A B I N E S E N S I T I Z E S O V A R I A N C A N C E R C E L L L I N E S T O A C R -368 OVCAR3-Parental Gemcitabine alone in OVCAR3-Resistant Ovarian-Parental Ovarian-Resistant OGe VCAR3m -P ac ndi t Oa VCbi ARne 3-R alone 150 150 150 No Gem No Gem 0.53 nM Gem 0.53 nM Gem OVCAR3-P 2.7 nM Gem 2.7 nM Gem OVCAR3-R 100 100 100 Relative IC (uM) 50 Prexasertib Abs EC 50 Prexasertib Abs EC 50 OVCAR3-P: 0.005 + 0 nM Gem: 15 nM + 0 nM Gem: >10 uM OVCAR3-R: 0.011 + 0.53 nM Gem: 2.7 nM + 0.53 nM Gem: 100 nM + 2.7 nM Gem: 0.2 nM + 2.7 nM Gem: 6 nM 50 Absolute IC (uM) 50 50 50 OVCAR3-P: >10 OVCAR3-R: 0.836 0 0 0 -10 -8 -6 -4 -10 -8 -6 -4 -10 -8 -6 -4 Gemcitabine Log10 (M) Prexasertib Log10(M) Prexasertib Log10(M) Gemcitabine Log10 (M) ACR-368 Log10 (M) ACR-368 Log10 (M) Bliss Synergy score: o <-10: Drug interaction is likely antagonistic o -10 to 10: Drug interaction is likely additive o >10: Drug interaction is likely synergistic 11 A C R I V O N T H E R A P E U T I C S % Cell viability realtive to DMSO % Cell viability realtive to DMSO % Cell viability realtive to DMSO

INTERNAL PIPELINE: WEE1 AND PKMYT1 - LEVERAGING AP3

Rationale

- *Complement to in-licensing, leveraging our AP3 patient selection platform for high clinical POS*
- *Potential within DDR drug target class to pursue combinations (ACR-368, WEE1, and PKMYT1 inhibitors)*

WEE1 and PKMYT1 programs

Lead optimization ongoing in several prioritized series based on high resolution co-crystals (WEE1: 1.5-2.6 Å; PKMYT1: 1.65-2.1 Å)

- Potent target inhibition (IC_{50}<10 nM)
- Confirmed target engagement in cells
- Multiple novel structural series
- Kinase selectivity (IVKA and AP3 profiling)
- PK studies ongoing



WEE1 IC50 = 4.6 nM



PKMYT1 IC50 = 2.4 nM



PKMYT1 IC50 = 10 nM



PKMYT1 co-crystallized with a candidate compound

High throughput AP3 profiling



Global analysis
> 10 k p-sites. ANOVA, HA, FDR=0.05
Pairwise analysis
Volcanoplot, FDR=0.05
Activity analysis
Motifs
Causal networks
Kinase score
GSEA

AP3 used for biologically relevant selectivity profiling

12

ACRIVON THERAPEUTICS

WEE1 AND PKMYT1 PROGRAMS: IDEAL FOR AP3 APPROACH

- WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion through phosphorylation and inhibition of CDK2 and CDK1 and CDK1, respectively

- WEE1 inhibition propagates genomic instability by premature DNA replication and cell cycle progression, resulting in mitotic catastrophe

- PKMYT1 inhibition results in premature mitotic entry and cell death

- Strong preclinical data and emerging clinical data:
  - AZD1775/MK1775/adavosertib (AstraZeneca)
  - Debio0123 (Debiopharm)
  - ZN-c3 (Zentalis Pharmaceuticals)
  - SGR-XXX (preclinical, Schrödinger)
  - RP-6306 (Repare Therapeutics)



G2/M CHECKPOINT
MITOSIS EXIT
WEE1
PKMYT1
WEE1
Tyr15
Thr14
M
Tyr15
CDK1
Mitosis
CDK1
Cyclin B1
Cyclin B1
G2
G1
Tyr15
CDK2
Cyclin A/E
WEE1
S
INTRA S CHECKPOINT

Ghelli Luserna di Rorà et al. J. Hematol Oncol, 2020

- ✓ Clinical activity (WEE1 single agent)
- ✓ Correlation with genetic alterations challenging, CCNE1 association being explored
- ✓ Acrivon intends to leverage OncoSignature® for optimal patient selection

13 ACRIVON THERAPEUTICS

® DEVELOPMENT OF AP3-BASED PATIENT SELECTION ONCOSIGNATURE TESTS Technical Validation Functional Validation P-proteomics Cellular MOA (Intended use tissue) (Intended use tissue) Human cancer screening: Quantitative mapping Dose response, BM antibody validation ID of drug-sensitive >20,000 p-sites; knockdowns, drug by quantitative IF on cancers and proportions 25% drug-related combinations human and PDX of responders samples Final Drug-regulated OncoSignature® 4NQO DMSO 4NQO+Prex phospho-sites and OVCAR3 Assay biological processes A2780 Prediction of drug sensitivity in cancer cell lines and PDX models Target engagement, Pathway visualization cell assays, imaging and reconstitution Patient responder Border: Most regulated Significant Not identified -14 -4 0 4 14 Log2 Intensity ratio prediction on pre- treatment tumor biopsies Literature and database mining Initial biomarker candidates 14 A C R I V O N T H E R A P E U T I C S

P R O F I L E S O F B E N C H M A R K W E E 1 A N D P K M Y T 1 I N H I B I T O R S Assays WEE1 inhibitor A WEE1 inhibitor B WEE1 inhibitor C PKMYT1 inhibitor Target IC50 1.2 nM 2.0 nM 1.0 nM 9.8 nM Target Engagement IC50 18.6 nM 15.9 nM 109.0 nM 10 nM Cell Viability IC50 31.9 nM 49.2 nM 318.0 nM 87 nM Kinome Selectivity Score @ 1uM 0.172 0.101 0.082 0.121 Eurofins Discovery panel (106 kinases) Traditional drug discovery profiling methods yield limited information 15 A C R I V O N T H E R A P E U T I C S

IN VITRO KINASE PROFILING DOES NOT NOT PREDICT DRUG-REGULATED KINASE ACTIVITY IN INTACT CELLS



% Remaining
Not Active
100
50
Active
0
Compound I
Compound 2
Compound 3
KinomeScan
KinomeScan @ 1uM
CMP I
CMP 2
CMP 3
PTM-SEA – 60min & 200nM
CDK1
CDK2
CDC7
DNAPK/PRKDC
Chk1/CHEK1
AurB/AURKB
MELK
AurA/AURKA
PKCI/PRKCI
Abl/ABL1
ATR
MKK4/MAP2K4
CDK5
ATM
PLK1
PKCB/PRKCB
CAMK2A
JNK2/MAPK9
CDK9
Akt2/AKT2
MARK2
RAF1
GSK3A
DYRK1A
BRAF
CK2A1/CSNK2A1
NuaK1/NUAK1
P38A/MAPK14
PKCD/PRKCD
PDK1/PDPK1
EGFR
Chk2/CHEK2
AMPKA1/PRKAA1
CDK7
P38D/MAPK13
PKCA/PRKCA
PKCZ/PRKCZ
PAK1
RSK2/RPS6KA3
HIPK2
ROCK1
CDK6
GSK3B
P70S6KB/RPS6KB2
JNK1/MAPK8
ERK2/MAPK1
VRK1
Cot/MAP3K8
DYRK2
CDK4
TAK1/MAP3K7
PKCE/PRKCE
ERK1/MAPK3
p90RSK/RPS6KA1
CK1D/CSNK1D
MAPKAPK2
Akt1/AKT1
PRKD1
p70S6K/RPS6KB1
Src/SRC
SGK1
PKACA/PRKACA
mTOR/MTOR
CMP I
CMP 2
CMP 3
Activity (NES)
2
1
0
-1
-2
** p-value < 0.01
* p-value < 0.05
Kinase Activity*
Compound I
Compound 2
Compound 3
Eurofins Discovery KinomeScan
Time : 60 minutes
Dose : 200 nM

16

ACRIVON THERAPEUTICS

Phosphosites P R O P R I E T A R Y P I P E F O R A U T O M A T E D A P 3 D A T A A N A L Y S E S Proprietary machine learning algorithms applied to state-of-the-art AP3 MS-based phosphoproteomics for all compound projects Unbiased PD marker identification • Automated quantitation of EC50s for 5- 6,000 PD markers in each MS run High throughput MS Dose-response of target engagement AP3 profiles of WEE1 inhibitors • deep, multi-parameter analyses • Ex: Phosphorylation of CDK1 Y15 • WEE1 inhibitors are very differentiated (time, dose, cell type) Plate 1 – Compound 1 Pathway mapping • Unbiased compound-specific effects on disease-driving signaling pathways 0 0.32 1.6 8 40 200 1000 5000 nM Plate 2 – Compound 2 Mechanism of action 0 0.32 1.6 8 40 200 1000 5000 nM • Pathway activity modulation by WEE1 inhibitors Plate 3 – Compound 3 Agonist Inhibitor pEC50 Increased Decreased Activity Activity 0 0.32 1.6 8 40 200 1000 5000 nM pEC50 = -log10(EC50) 17 A C R I V O N T H E R A P E U T I C S

TIGHT, HIGH-RESOLUTION DATA WITH DEEP COVERAGE

25,800 p-sites — 16,456 p-sites

QC MS Data → Data Clean Up → QC Processed Data → Volcano Plots → Hierarchical Clustering → Consensus Sequence Motif → Kinase Inference → Pathway Enrichment → Functional Annotation → Network Mapping → Biomarkers

- Filter >60% in at least on condition
- Normalization: LOESS
- Imputation: SLSA


Coefficients of variation
Coefficient of variation [%]
Condition


QC - Phosphosites Identification per Sample
Count


QC - Protein Identification per Sample
Count


Data completeness per .raw file


QC - Sample Intensity Distribution


QC - Sample Correlation Matrix

18 ACRIVON THERAPEUTICS

WEE1 INHIBITORS ARE MORE DIFFERENT THAN SIMILAR Drug-regulated phosphorylation sites Pathway enrichment analysis Unique and shared drug-regulated sites (unsupervised hierarchical cluster) Cell cycle Mitosis apoptosis Shared on target mechanisms Clinically actionable drug-specific effects FDR < 0.5 & abs(Fold Change) > 1.5; Time : 60 minutes; Dose : 200 nM Pathway over-representation analysis: Wikipathway and Reactome; FDR < 0.00005; Significance = -log10(FDR) 19 ACRIVON THERAPEUTICS

WEE1 INHIBITOR-REGULATED GLOBAL PHOSPHOPROTEOME REVEAL HIGHLY DIFFERENTIATED EFFECTS

Drug-regulated phosphosites



logFC
2
1
0
-1
-2
Adavo
ZnC3
Debio
Compound 1
Compound 2
Compound 3
Mean log2FC
-5
0
5

FDR < 0.5 & abs(Fold Change) > 1.5

Differentiated WEE1 inhibitor-specific effects provide opportunity for tailored patient responder identification

Time : 60 minutes; Dose : 200 nM

20 ACRIVON THERAPEUTICS

FUNCTIONAL PATHWAY NETWORK EFFECTS BY WEE1 AND PKMYT1 INHIBITORS ARE HIGHLY DISTINCT


Compound 1
Compound 2
Compound 3
Compound 4
Sensitive tumor cell
Insensitive tumor cell
RTK-MAPK axis
Phosphoinositides
Mitotic regulation
TLR signaling
Cell cycle and cancer
mTOR signaling
HDR
MYC/MAX
WNT


p value
Significant
Not significant
Enrichment Score (NES)
Induced
Suppressed

Compounds 1 and 4 demonstrate opposite effects on HDR in sensitive cells

21
ACRIVON THERAPEUTICS

BENCHMARK WEE1 INHIBITORS HAVE DIFFERENTIATED COMPOUND-SPECIFIC DISEASE PATHWAY MODULATION

Drug-regulated phosphorylation sites (unsupervised hierarchical clustering)



Z-score
-3
0
3
DMSO
CMP 3
CMP2
CMP 1

Drug regulation of **pathway activity states** (substrate consensus motif enrichment analysis)

Pathway	Pvalue
Cdc2 kinase substrate motif	3.3E-10
CDK kinase substrate motif	6.7E-10
CDK1,2,4,6 kinase substrate motif	3.3E-09

positive regulation of sequestering of triglyceride	2.4E-11
RNA splicing, via transesterification reactions with bulged adenosine as nucleophile	9.8E-11
nuclear mRNA splicing, via spliceosome	9.8E-11

Cell Cycle	1.8E-11
Cell Cycle, Mitotic	3.2E-09
Regulation of TP53 Activity	8.5E-09

RIG-I-like receptor signaling pathway	1.1E-09

Signaling by Rho GTPases	1.2E-13
Cell Cycle	1.2E-11
SUMO E3 ligases SUMOylate target proteins	1.2E-11
TGF-beta signaling pathway	2.4E-11
Cell Cycle, Mitotic	1.4E-10

Apoptotic cleavage of cellular proteins	1.0E-09
Apoptotic execution phase	1.0E-09

MAPKAPK1 kinase substrate motif	1.9E-08

Nuclear Envelope Breakdown	2.7E-08
SUMO E3 ligases SUMOylate target proteins	2.7E-08
Mitotic Prophase	2.7E-08

Signaling by Rho GTPases	5.3E-10
Cell Cycle	1.1E-08
Membrane Trafficking	2.6E-08
Androgen receptor signaling pathway	4.7E-08
Brain-derived neurotrophic factor (BDNF) signaling pathway	4.7E-08

Cell Cycle, Mitotic	1.9E-09
Mitotic Prometaphase	2.3E-08
GSK-3, ERK1, ERK2, CDK5 substrate motif	3.1E-05
Mitotic Anaphase	2.3E-05
Resolution of Sister Chromatid Cohesion	1.1E-04
SUMOylation of DNA replication proteins	1.4E-04

Shared upregulated

WW domain binding motif	3.1E-45
GSK-3, ERK1, ERK2, CDK5 substrate motif	3.1E-45
Cdc2 kinase substrate motif	1.6E-28
CDK1,2,4,6 kinase substrate motif	1.6E-28
ERK1,2 kinase substrate motif	1.3E-22
CDK kinase substrate motif	2.0E-16
CDK5 kinase substrate motif	1.2E-13
Cell Cycle	2.3E-12
Cell Cycle, Mitotic	3.6E-11
M Phase	3.5E-07

Angiopoietin-like protein 8 regulatory pathway	3.1E-09
ATM signaling in development and disease	1.9E-08
Integrated breast cancer pathway	2.0E-08
4-hydroxytamoxifen, Dexamethasone, and Retinoic Acids Regulation of p27 Expression	2.0E-08
Target of rapamycin (TOR) signaling	2.2E-08

Pathways affected in adenoid cystic carcinoma	4.1E-07
Cell Cycle	4.3E-07
Signaling by Rho GTPases	4.3E-07
Chromatin modifying enzymes	4.3E-07
Apoptotic execution phase	4.8E-07

Shared downregulated

EGF/EGFR signaling pathway	3.5E-10
VEGFA-VEGFR2 signaling pathway	1.2E-07
MET in type 1 papillary renal cell carcinoma	2.2E-07
ErbB signaling pathway	2.9E-07
Signaling by Rho GTPases	3.0E-07

22 ACRIVON THERAPEUTICS

DIFFERENTIAL WEE1 INHIBITOR-REGULATED PATHWAY ACTIVITY

Shared on target CDK1/2 activation and compensatory activation of CHK1 and ATR

Substrate motif-inferred kinase activities


CMP 1
CMP 2
CMP 3
Activity (NES)
2
1
0
-1
-2
Time : 60 minutes
Dose : 200 nM
Activity (NES)
-3
0
3


Compound 1
Compound 2
Compound 3

23
ACRIVON THERAPEUTICS

W E E 1 I N H I B I T O R R E G U L A T I O N O F P A T H W A Y A C T I V I T Y ( 4 H ) Drug-regulated kinase activities calculated based on consensus motif enrichment analysis * = FDR < 0.05 ** = FDR < 0.01 ***= FDR < 0.005 0.32 1.6 8 40 200 1000 0.32 1.6 8 40 200 1000 0.32 1.6 8 40 200 1000 Compound 3 Compound 1 Compound 2 Compound 2 shows possible PLK1 inhibition and less pronounced CDK activation: Could counteract mitotic catastrophe Compound 3 shows upregulation of MAPK and PI3K: Could be single agent resistance mechanisms Upregulated kinase activities are color-coded in red with the corresponding false discovery rate (FDR) denoted with “*” 24 A C R I V O N T H E R A P E U T I C S

DIFFERENTIAL REGULATION OF PLK1 ACTIVITY – POTENTIAL IMPACT ON PATIENT TREATMENT OUTCOME



Compound 3
Compound 1
Compound 2
PLK1 motif-based activity
1.0
0.5
0.0
-0.5
-1.0
(4 hours)
0
0.32
1.6
8
40
200
Drug (nM)
All PLK1 substrates
BCL2L13_S420
SYNRG_S473
NASP_S189
KIF20B_T560
DDX24_T302
PEX19_S147
RELL1_S109
NAP1L4_S5
RIF1_S1810
TUBA1B_S48
TUBA1A_S48
PCYT1A_S233
TPT1_S46
MTCL1_S1399
DNMT1_S394
CTNNA1_S641
PIK3C2A_S108
PHF14_S290
APEH_S185
PHF14_S302
TPR_S2048
RYBP_S227
PHF6_S145
RAB3IT_S35
GIT1_S414
RANBP2_S1110
KLC2_S589
TOP1_S10
TWF2_S349
INF2_S1192
TPR_S1185
TFRC_S34
RIOK2_S380
OSBPL8_S314
OPTN_S177
EFR3A_S738
p-site abundance
z score
2
0
-2
PLK1 substrate motif



Compound 3
WEE1
CDK1
AURKA
PLK1
Mitotic catastrophe
Compound 1
WEE1
CDK1
AURKA
PLK1
Mitotic catastrophe
Compound 2
WEE1
CDK1
AURKA
PLK1
Possible tumor survival

PLK1 inhibition might counteract mitotic catastrophe and has been associated with adverse events

25 ACRIVON THERAPEUTICS

ACR-368 (nM) ACR-368 (nM) ACR -368 IS SYNERGISTIC WITH AND OVERCOMES RESISTANCE TO WEE1 INHIBITOR WEE1 inhibitor 125 1000 nM 333 nM 100 111 nM 37 nM Human 12.3 nM 75 Combo synergy correlates to 4.12 nM endometrial 1.37 nM WEE1 inhibitor resistance 50 tumor cell 0 nM line 15 25 r = 0.93 0 0 p = 0.0078 0.01 0.1 1 10 100 1000 10000 10 ACR-368 conc (nM) 5 WEE1 inhibitor 125 1000 nM 333 nM 100 111 nM 0 37 nM Human 12.3 nM 75 4.12 nM ovarian -5 1.37 nM tumor 0 1 2 3 50 0 nM Log IC50, WEE1 inhibitor cell line 25 0 0 0.01 0.1 1 10 100 1000 10000 ACR-368 conc (nM) 26 ACRIVON THERAPEUTICS WEE1 inhibitor (nM) WEE1 inhibitor (nM) % Viability % Viability ACR-368&WEE1 inhibitor Synergy

ACTIONABLE FINDINGS AND CONCLUSIONS

- AP3 enables unbiased measurement of compound-specific on- and off-target effects
- WEE1 inhibitors all demonstrate activation of CDK1/2 and cell cycle machinery
- Benchmark WEE1 inhibitor AP3 profiles can be leveraged for rational drug design and SAR ('dialing' in and out wanted and unwanted pathway effects)
- Differential actionable resistance mechanisms, e.g. WEE1 and CHK combination
- WEE1 inhibitor-treated patients predicted to still be sensitive to ACR-368

27 ACRIVON THERAPEUTICS

WEE1 AND PKMYT PROGRAM STATUS

- Hundreds of compounds designed and synthesized across multiple lead series
- High resolution co-crystal structures generated for >30 compounds in complex with Wee1 or PKMYT1 (resolution from about 1.5Å to <3Å)



Crystal structure of adavosertib:Wee1

Zhu et al, J. Med. Chem. 2017 60:7863–7875 (PDP: 5V5Y)



Crystal structure of RP-6306:PKMYT1

Szychowski et al, J. Med. Chem. 2022; 65:10251–10284 (PDP 8D6E)

28

ACRIVON THERAPEUTICS

EXEMPLARY PKMYT1 AND WEE1 AND DUAL-SELECTIVE LEAD COMPOUND PROFILES

Compound	CMPD-2655	CMPD-2714	CMPD-2707	CMPD-2743 (A)
Wee1 IC_{50}	451 nM	251 nM	410 nM	1.3 nM
PKMYT1 IC_{50}	6.5 nM	2.9 nM	1.8 nM	20.6 nM
TE EC_{50}	118 nM (PKMYT1)	47.1 nM (PKMYT1)	56 nM (PKMYT11)	17 nM (Wee1) 233 nM (PKMYT1)
hERG IC_{50} (in vitro)	TBD	>100 µM	760 µM	1.4 µM
Hu microsomal Clint (µl/min/mg)	17	13	<10	102
Rat microsomal Clint (µl/min/mg)	17	16	<10	TBD
Mu t½ (IV); Vdss (L/kg); %F	0.9 hr; 2.71; 50%	1.8 hr; 3.19; 75%	0.9; 1.43; 64%	1.5 hr; 4.4; 25.3%

Compound	CMPD-2743	CMPD-2736	CMPD-2804	CMPD-2858
Wee1 IC_{50}	1.3 nM	1.25 nM	2.5 nM	2.1 nM
PKMYT1 IC_{50}	20.6 nM	45.8 nM	91% @ 10 µM	84% @ 10 µM
TE EC_{50}	17 nM (Wee1)	15 nM (Wee1)	9.9 nM (Wee1)	47.9 (Wee1)
Cell viability IC_{50}	25 nM	33 nM	N.D.	N.D.
hERG IC_{50} (in vitro)	1.4 µM	>100 µM	3.0 µM	4.0 µM
Rat microsomal Clint (µl/min/mg)	TBD	<10	-	TBD
Rat PO AUC/dose (h/L*kg)	0.185	0.05	0.09	0.21
Mu t½ (IV); Vdss (L/kg); %F	1.5 hr; 4.4; 25.3	N.D.	N.D.	N.D.

29 ACRIVON THERAPEUTICS

ACR-368 CLINICAL TRIAL

- We reconfirm our guidance and timeline of initial clinical readouts of our Phase 2 and Phase 1b/2 clinical trial in H2 2023
- Enrolling and dosing patients at the RP2D of ACR-368 based on predicted sensitivity using our ACR-368 OncoSignature Assay run by our CDx partner
- 19 sites currently activated[1]
- Key opinion leaders with extensive experience using ACR-368 from previous trials are actively participating



3 Cohorts:
Ovarian, Endometrial, Bladder
OncoSignature
Subject Selection on Fresh Tumor Biopsy (≤12 weeks)
Single-Arm Trial
ARM 1 OncoSignature Positive Monotherapy
Phase 2 Simon 2-Stage
Stage 1 (N= 23 per cohort)
ACR-368 monotherapy (105 mg/m²)
Stage 2 (N= 48 per cohort)
Single-Arm Trial
ARM 2 OncoSignature Negative Combination Therapy
Phase 1b / 2
Phase 1b (N= ~21)
ACR-368 (105 mg/m²) + LDG (dose escalation)
Phase 2 Exploratory Study (N= 33 per cohort)
ACR-368 (105 mg/m²) + LDG at RP2D

[1]https://clinicaltrials.gov/ct2/show/NCT05548296

30 ACRIVON THERAPEUTICS

ONCOSIGNATURE® TESTS: USAGE IN THE CLINIC

Pretreatment tumor biopsy



Sample processing



Biopsy in FFPE block

Automated tumor Region-of-Interest biomarker scoring



OncoSignature® test

- Pretreatment tumor biopsy test
- Compatible with 5 business days turn-around
- Offered by CDx partner under exclusive license from Acrivon

Treatment decision based on patient stratification



Predicted Responder

Predicted Non-responder



31

ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS Cash and marketable securities Projected runway at least into Fully Diluted Shares Outstanding $159.5M 27.0M Q4’24 Balance sheet Current operating plan assuming no Shares and equity grants 31-March-2023 additional financing outstanding 31-March-2023 Unaudited. 32 ACRIVON THERAPEUTICS

ACRIVON ADDRESSABLE MARKETS (US & EU INCIDENCE)

Prioritized indications for single agent ACR-368



Bladder Cancer
Endometrial Cancer
HPV+ SCC
Ovarian cancer
Sarcoma
*
*
*
0
100000
200000
300000
*Currently enrolling and dosing

Potential additional indications for single agent ACR-368



Colorectal Cancer
Pancreatic Cancer
0
100000
200000
300000
400000
500000



Prioritized indications (N=742,000)
Potential additional indications (N = 634,000)
Other cancers predicted to have DDR stress
12%
10%
~45%

All cancers US and Europe
Est. >6.3M cases/year

- ~30% (N = 223,000) of prioritized indications predicted sensitive to single agent ACR-368
- WEE1 and/or PKMYT1 inhibitor combinations with ACR-368 might further expand addressable fraction within sensitive tumor types

US cancer stats are based on ACS 2022 publication and subtype estimation from literature; EU cancer stats are based on IARC 2020 publication and subtype estimation from literature.
Cancers with DDR stress are estimated to be 67% which is calculated from MSK-IMPACT patient samples with DDR relevant mutations and CNVs, such as TP53, KRAS, CCNE1, etc.

33 ACRIVON THERAPEUTICS

THE AP3 APPROACH IS MODALITY AND DISEASE AGNOSTIC Therapeutic Oligo/RNA modalities Antibody Bifunctional ADC molecule Small molecule Cancers with DDR stress Oncology Therapeutic Fibrotic and areas inflammatory Autoimmune Current focus Infectious, CNS, and other diseases 34 ACRIVON THERAPEUTICS